                                                                    Exhibit 3.15

             AMENDMENT NO. 1 TO AMENDED AND RESTATED AGREEMENT OF
              LIMITED PARTNERSHIP OF ATLANTA MARRIOTT MARQUIS II
                              LIMITED PARTNERSHIP


          This Amendment No. 1 to Amended and Restated and Agreement of Limited Partnership dated as of ______________, 1998 is made and entered into by and among Marriott Marquis Corporation, a Delaware corporation, as general partner (the "General Partner") and Class B Limited Partner, and those persons who have been admitted as Class A Limited Partners (the "Class A Limited Partners") and identified in the books and records of Atlanta Marriott Marquis II Limited Partnership, a Delaware limited partnership (the "Partnership").

          The Partnership was formed pursuant to a Certificate of Limited Partnership filed with the Secretary of State of the State of Delaware on July 9, 1997. An Amended and Restated Certificate and Agreement of Limited Partnership was entered into by the parties on December 31, 1997 (the "Partnership Agreement").

          The partners of the Partnership are adopting this Amendment to the Partnership Agreement to effect certain amendments to the Partnership Agreement approved by the General Partner and the Class A Limited Partners which amendments are intended to facilitate conversion to a real estate investment trust of Host Marriott Corporation, an Affiliate of the General Partner, and certain related transactions.

          In consideration of the mutual agreements made herein, the parties hereby agree to amend the Partnership Agreement as follows:

          1. Section 5.01.C.(1) is hereby amended by adding "leases," after "contracts," and before "documents," in said subsection.

          2. Section 5.01.C.(5) is hereby amended by adding "or lease" after "sale" and before "of" in said subsection.

          3. Section 5.01 is hereby amended by adding a new subsection G. to read as follows: "Notwithstanding anything in this Agreement to the contrary, the General Partner may require that the Hotel Partnership enter into a lease of the Hotel or any other assets of the Hotel Partnership with an Affiliate of the General Partner or any other Person, on such terms as it determines to be commercially reasonable, without any further act, approval or vote of the Limited Partners."

          4. Section 5.02(B)(2) is hereby amended in its entirety to read as follows: "sell, or otherwise dispose of, or consent to the sale or disposition of all or substantially all of the assets of either of the Partnerships if it is proposed that the Partnership or the Hotel Partnership sell such assets to Host or any Affiliate of Host; in such case, the following procedures shall be followed:
(a) the General Partner shall give 30 days notice of the proposed sale to the Class A Limited Partners and (b) the Partnership shall obtain an appraisal of the fair market value of the Hotel and any other assets of the Partnership or the Hotel Partnership, the cost of which shall be borne by the purchaser, such appraisal to be prepared by an independent, nationally recognized appraiser experienced in the valuation of hotel properties and selected by the General Partner. Notwithstanding the foregoing, the Partnership and/or the Hotel Partnership may merge with Host or any Affiliate of Host, provided that the Partnership obtains an opinion from an independent, nationally recognized hotel valuation and financial advisory firm that the methodologies used to determine the consideration to be received by the Limited Partners in the merger are fair and reasonable to the Limited Partners."

          5. Section 9.06 is hereby amended by adding the following sentence thereto: "In accordance with this section, the Partnership shall cause an interim closing of the books at the time of the closing of the acquisition of the Partnership by Host Marriott, L.P. through the merger of an indirect wholly owned subsidiary of Host Marriott, L.P. and HMC Merger Corporation with and into the Partnership, with the Interests in the Partnership being exchanged for and converted into units of limited partnership interest in Host Marriott, L.P."

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


                                       GENERAL PARTNER:

                                       Marriott Marquis Corporation


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       CLASS A LIMITED PARTNERS:

                                       Marriott Marquis Corporation, as
                                       Attorney-in-Fact for the Class A
                                       Limited Partners admitted to the
                                       Partnership


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       CLASS B LIMITED PARTNER:

                                       Marriott Marquis Corporation


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED
              AGREEMENT OF LIMITED PARTNERSHIP OF DESERT SPRINGS
                         MARRIOTT LIMITED PARTNERSHIP


          This is Amendment No. 1 to Second Amended and Restated and Agreement of Limited Partnership dated as of ______________, 1998 is made and entered into by and among Marriott Desert Springs Corporation, a Delaware corporation, as general partner (the "General Partner"), and those persons who have been admitted as limited partners (the "Limited Partners") and identified in the books and records of Desert Springs Marriott Limited Partnership, a Delaware limited partnership (the "Partnership").

          The Partnership was formed pursuant to a Certificate of Limited Partnership filed with the Secretary of State of the State of Delaware on February 26, 1987. An Amended and Restated Agreement of Limited Partnership was entered into by the parties on April 24, 1987 and a Second Amended and Restated Agreement of Limited Partnership was entered into as of September 26, 1997 (the "Partnership Agreement").

          The partners of the Partnership are adopting this Amendment to the Partnership Agreement to effect certain amendments to the Partnership Agreement approved by the General Partner and the Limited Partners which amendments are intended to facilitate the conversion to a real estate investment trust ("REIT") of Host Marriott Corporation, an Affiliate of the General Partner, and certain related transactions.

          In consideration of the mutual agreements made herein, the parties hereby agree to amend the Partnership Agreement as follows:

          1. Section 5.01.C.(i) is hereby amended by adding "leases," after "contracts," and before "documents," in said subsection.

          2. Section 5.01 is hereby amended by adding a new subsection G. to read as follows: "Notwithstanding anything in this Agreement to the contrary, the General Partner may require that the Partnership enter into a lease of the Hotel with an Affiliate of the General Partner or any other Person, on such terms as it determines to be commercially reasonable, without any further act, approval, or vote of the Limited Partners."

          3. Section 5.02(B)(ii) is hereby amended in its entirety to read as follows: "sell, or otherwise dispose of, or consent to the sale or disposition of the Hotel or all or substantially all of the assets of the Partnership to the General Partner or an Affiliate of the General Partner; provided, however, that if it is proposed that the Partnership sell the Hotel or all or substantially all of the assets of the Partnership to the General Partner or an Affiliate of the General Partner, the following procedures shall be followed: (a) the General Partner shall give 30 days notice of the proposed sale to the Limited Partners and (b) the Partnership shall obtain an appraisal of the fair market value of the Hotel of the assets of the Partnership, the cost of which shall be borne by the purchaser, such appraisal to be prepared by an independent, nationally recognized appraiser experienced in the valuation of hotel properties and selected by the General Partner. Notwithstanding the foregoing, the Partnership may merge with the General Partner or an Affiliate of the General Partner, provided that the Partnership obtains an opinion from an independent, nationally recognized hotel valuation and financial advisory firm that the methodologies used to determine the consideration to be received by the Limited Partners in the merger are fair and reasonable to the Limited Partners."

          4. Section 9.06 is hereby amended by adding the following sentence thereto: "In accordance with this section, the Partnership shall cause an interim closing of the books at the time of the closing of the acquisition of the Partnership by Host Marriott, L.P. through the merger of an indirect wholly owned subsidiary of Host Marriott, L.P. and HMC Merger Corporation with and into the Partnership, with the Interests in the Partnership being exchanged for and converted into units of limited partnership interest in Host Marriott, L.P."

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                       GENERAL PARTNER:

                                       Marriott Desert Springs Corporation


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       LIMITED PARTNERS:

                                       Marriott Desert Springs Corporation,
                                       as Attorney-in-Fact for the
                                       Limited Partners admitted to the
                                       Partnership


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED
             AGREEMENT OF LIMITED PARTNERSHIP OF HANOVER MARRIOTT
                              LIMITED PARTNERSHIP


          This Amendment No. 1 to Second Amended and Restated and Agreement of Limited Partnership dated as of ______________, 1998 is made and entered into by and among Marriott Hanover Hotel Corporation, a Delaware corporation, as general partner (the "General Partner"), and those persons who have been admitted as limited partners (the "Limited Partners") and identified in the books and records of Hanover Marriott Limited Partnership, a Delaware limited partnership (the "Partnership").

          The Partnership was formed pursuant to a Certificate of Limited Partnership filed with the Secretary of State of the State of Delaware on October 8, 1986. An Amended and Restated Agreement of Limited Partnership was entered into by the parties on April 3, 1997 (the "Partnership Agreement").

          The partners of the Partnership are adopting this Amendment to the Partnership Agreement to effect certain amendments to the Partnership Agreement approved by the General Partner and the Limited Partners which amendments are intended to facilitate the conversion of Host Marriott Corporation, an Affiliate of the General Partner, to a real estate investment trust ("REIT") and certain related transactions.

          In consideration of the mutual agreements made herein, the parties hereby agree to amend the Partnership Agreement as follows:

          1. Section 5.01.C.(i) is hereby amended by adding "leases," after "contracts," and before "documents," in said subsection.

          2. Section 5.01 is hereby amended by adding a new subsection G. to read as follows: "Notwithstanding anything in this Agreement to the contrary, the General Partner may require that the Partnership enter into a lease of the Hotel with an Affiliate of the General Partner or any other Person, on such terms as it determines to be commercially reasonable, without any further act, approval or vote of the Limited Partners."

          3. Section 5.02(B)(ii) is hereby amended in its entirety to read as follows: "sell, or otherwise dispose of, or consent to the sale or disposition of the Hotel and all or substantially all of the other assets of the Partnership to the General Partner or an Affiliate of the General Partner; provided, however, that if it is proposed that the Partnership sell the Hotel or any other assets of the Partnership to the General Partner or an Affiliate of the General Partner, the following procedures shall be followed: (a) the General Partner shall give 30 days notice of the proposed sale to the Limited Partners and (b) the Partnership shall obtain an appraisal of the fair market value of the Hotel and other assets of the Partnership, the cost of which shall be borne by the purchaser, such appraisal to be prepared by an independent, nationally recognized appraiser experienced in the valuation of hotel properties and selected by the General Partner. Notwithstanding the foregoing, the Partnership may merge with the General Partner or an Affiliate of the General Partner, provided that the Partnership obtains an opinion from an independent, nationally recognized hotel valuation and financial advisory firm that the methodologies used to determine the consideration to be received by the Limited Partners in the merger are fair and reasonable to the Limited Partners."

          4. Section 5.02.B.(viii) is hereby amended to add "except as a result of a merger of the General Partner with an Affiliate," before "admit."

          5. Section 9.06 is hereby amended by adding the following sentence thereto: "In accordance with this section, the Partnership shall cause an interim closing of the books at the time of the closing of the acquisition of the Partnership by Host Marriott, L.P. through the merger of an indirect wholly owned subsidiary of Host Marriott, L.P. and HMC Merger Corporation with and into the Partnership, with the Interests in the Partnership being exchanged for and converted into units of limited partnership interest in Host Marriott, L.P."

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                  GENERAL PARTNER:

                                  Marriott Hanover Hotel Corporation


                                  By:
                                     --------------------------------------
                                     Name:
                                     Title:


                                  LIMITED PARTNERS:

                                  Marriott Hanover Hotel Corporation,
                                  as Attorney-in-Fact for the Limited
                                  Partners admitted to the Partnership


                                  By:
                                     --------------------------------------
                                     Name:
                                     Title:

             AMENDMENT NO. 1 TO AMENDED AND RESTATED AGREEMENT OF
             LIMITED PARTNERSHIP OF MARRIOTT DIVERSIFIED AMERICAN
                                 HOTELS, L.P.

          This Amendment No. 1 to Amended and Restated and Agreement of Limited Partnership dated as of ______________, 1998 is made and entered into by and among Marriott MDAH One Corporation, a Delaware corporation, as general partner (the "General Partner"), and those persons who have been admitted as limited partners (the "Limited Partners") and identified in the books and records of Marriott Diversified American Hotels, L.P., a Delaware limited partnership (the "Partnership").

          The Partnership was formed pursuant to a Certificate of Limited Partnership dated as of October 4, 1989, filed with the Secretary of State of the State of Delaware on October 6, 1989. An Amended and Restated Agreement of Limited Partnership was entered into by the parties on February 7, 1990 (the "Partnership Agreement").

          The partners of the Partnership are adopting this Amendment to the Partnership Agreement to effect certain amendments to the Partnership Agreement approved by the General Partner and the Limited Partners which amendments are intended to facilitate the conversion to a real estate investment trust ("REIT") of Host Marriott Corporation, an Affiliate of the General Partner, and certain related transactions.

          In consideration of the mutual agreements made herein, the parties hereby agree to amend the Partnership Agreement as follows:

          1. Section 5.01.C.(i) is hereby amended by adding "leases," after "contracts," and before "documents," in said subsection.

          2. Section 5.01 is hereby amended by adding a new subsection G. to read as follows: "Notwithstanding anything in this Agreement to the contrary, the General Partner may require that the Partnership enter into a lease of any or all of the Hotels with an Affiliate of the General Partner or any other Person, on such terms as it determines to be commercially reasonable, without any further act, approval or vote of the Limited Partners."

          3. Section 5.02.A.(v) is hereby amended to add ", except as a result of a merger of the General Partner with an Affiliate," after "or" and before "as a General Partner," in said subsection.

          4. Section 5.02(B)(ii) is hereby amended in its entirety to read as follows: "sell or otherwise dispose of the Fairview Park Hotel, or any interest therein, or more than two of the other Hotels, or any interest therein, whether in one transaction or more than one transaction during the term of the Partnership; provided, however, that if it is proposed that the Partnership sell any or all of the Hotels or interests therein to the General Partner or an Affiliate of the General Partner, the Consent of the Limited Partners must be obtained after the following procedures have been followed: (a) the General Partner shall give 30 days notice of the proposed sale to the Limited Partners and (b) the Partnership shall obtain an appraisal of the fair market value of any or all of the Hotels or other assets of the Partnership to be sold, the cost of which shall be borne by the purchaser, such appraisal(s) to be prepared by an independent, nationally recognized appraiser experienced in the valuation of hotel properties and selected by the General Partner. Notwithstanding the foregoing, the Partnership may merge with the General Partner or an Affiliate of the General Partner, provided that the Partnership obtains an opinion from an independent, nationally recognized hotel valuation and financial advisory firm that the methodologies used to determine the consideration to be received by the Limited Partners in the merger are fair and reasonable to the Limited Partners."

          5. Section 5.03.B. is hereby amended to delete clause (ii) therefrom in its entirety and to renumber the succeeding clauses accordingly.

          6. Section 9.06 is hereby amended by adding the following sentence thereto: "In accordance with this section, the Partnership shall cause an interim closing of the books at the time of the closing of the acquisition of the Partnership by Host Marriott, L.P. through the merger of an indirect wholly owned subsidiary of Host Marriott, L.P. and HMC Merger Corporation with and into the Partnership, with the Interests in the Partnership being exchanged for and converted into units of limited partnership interest in Host Marriott, L.P."

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                  GENERAL PARTNER:

                                  Marriott MDAH One Corporation


                                  By:
                                     ---------------------------------
                                     Name:
                                     Title:


                                  LIMITED PARTNERS:

                                  Marriott MDAH One Corporation,
                                  as Attorney-in-Fact for the Limited
                                  Partners admitted to the Partnership

                                  By:
                                     ---------------------------------
                                     Name:
                                     Title:

                AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED
              AGREEMENT OF LIMITED PARTNERSHIP OF MARRIOTT HOTEL
                        PROPERTIES LIMITED PARTNERSHIP


          This Amendment No. 1 to Second Amended and Restated and Agreement of Limited Partnership dated as of ______________, 1998 is made and entered into by and among Hotel Properties Management, Inc., a Delaware corporation, as general partner (the "General Partner"), and those persons who have been admitted as limited partners (the "Limited Partners") and identified in the books and records of Marriott Hotel Properties Limited Partnership, a Delaware limited partnership (the "Partnership").

          The Partnership was formed pursuant to a Certificate and Agreement of Limited Partnership filed with the Secretary of State of the State of Delaware on August 22, 1984. An Amended and Restated Certificate of Limited Partnership was filed on November 1, 1985. A Second Amended and Restated Agreement of Limited Partnership was entered into by the parties on January 15, 1997 (the "Partnership Agreement").

          The partners of the Partnership are adopting this Amendment to the Partnership Agreement to effect certain amendments to the Partnership Agreement approved by the General Partner and the Limited Partners which amendments are intended to facilitate the conversion to a real estate investment trust ("REIT") of Host Marriott Corporation, an Affiliate of the General Partner, and certain related transactions.

          In consideration of the mutual agreements made herein, the parties hereby agree to amend the Partnership Agreement as follows:

          1. Section 2.03 is hereby amended to add "lease" after "own," and before "and" in the first line thereof.

          2. Section 5.01.C.(i) is hereby amended by adding "leases," after "contracts," and before "documents," in said subsection.

          3. Section 5.01 is hereby amended by adding a new subsection F. to read as follows: "Notwithstanding anything in this Agreement to the contrary, the General Partner may require that the Partnership enter into a lease of any Hotel or Hotels with an Affiliate of the General Partner or any other Person, on such terms as it determines to be commercially reasonable, without any further act, approval or vote of the Limited Partners."

          4. Section 5.02.A.(v) is hereby amended to add ", except as a result of a merger of the General Partner with an Affiliate," before "admit" in said subsection.

          5. Section 5.02(B)(ii) is hereby amended in its entirety to read as follows: "sell, or otherwise dispose of, or consent to the sale or disposition of any assets of the Partnership which had an original cost in excess of 25% of the original cost basis of all assets of the Partnership to any of the general partners of the Partnerships or an Affiliate of any such general partner or vote the Partnership's general partnership interest in the Harbor Beach Partnership in favor of the sale or other disposition of any assets of the Harbor Beach Partnership which had an original cost in excess of 25% of the original cost of all assets of the Harbor Beach Partnership to any of the general partners of the Partnerships or an Affiliate of any such general partner; provided, however, that if it is proposed that one or all of the Partnerships sell one or more of the Hotels to any of the general partners of the Partnerships or an Affiliate of any such general partner, the following procedures shall be followed: (a) the General Partner shall give 30 days notice of the proposed sale to the Limited Partners and (b) the Partnership shall obtain an appraisal of the fair market value of the Hotel(s), the cost of which shall be borne by the purchaser, such appraisal(s) to be prepared by an independent, nationally recognized appraiser experienced in the valuation of hotel properties and selected by the General Partner. Notwithstanding the foregoing, the Partnership may merge with the General Partner or an Affiliate of the General Partner, provided that the Partnership obtains an opinion from an independent, nationally recognized hotel valuation and financial advisory firm that the methodologies used to determine the consideration to be received by the Limited Partners in the merger are fair and reasonable to the Limited Partners."

          6. Section 5.02.B.(x) is hereby amended to add ", except as a result of a merger of the General Partner with an Affiliate," before "admit" in said subsection.

          7. Section 9.06 is hereby amended by adding the following sentence thereto: "In accordance with this section, the Partnership shall cause an interim closing of the books at the time of the closing of the acquisition of the Partnership by Host Marriott, L.P. through the merger of an indirect wholly owned subsidiary of Host Marriott, L.P. and HMC Merger Corporation with and into the Partnership, with the Interests in the Partnership being exchanged for and converted into units of limited partnership interest in Host Marriott, L.P."

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                    GENERAL PARTNER:

                                    Hotel Properties Management, Inc.



                                    By:
                                       ----------------------------------
                                       Name:
                                       Title:



                                    LIMITED PARTNERS:

                                    Hotel Properties Management, Inc.,
                                    as Attorney-in-Fact for the Limited
                                    Partners admitted to the Partnership



                                    By:
                                       ----------------------------------
                                       Name:
                                       Title:

                AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED
              AGREEMENT OF LIMITED PARTNERSHIP OF MARRIOTT HOTEL
                       PROPERTIES II LIMITED PARTNERSHIP


          This Amendment No. 1 to Second Amended and Restated and Agreement of Limited Partnership dated as of ______________, 1998 is made and entered into by and among Marriott MHP Two Corporation, a Delaware corporation, as general partner (the "General Partner"), and those persons who have been admitted as limited partners (the "Limited Partners") and identified in the books and records of Marriott Hotel Properties II Limited Partnership, a Delaware limited partnership (the "Partnership").

          The Partnership was formed pursuant to a Certificate of Limited Partnership dated as of September 13, 1988 and filed with the Secretary of State of the State of Delaware on September 20, 1988. An Amended and Restated Certificate of Limited Partnership was entered into by the parties on March 20, 1989. A Second Amended and Restated Agreement of Limited Partnership was entered into by the parties on June 14, 1996 (the "Partnership Agreement").

          The partners of the Partnership are adopting this Amendment to the Partnership Agreement to effect certain amendments to the Partnership Agreement approved by the General Partner and the Limited Partners which amendments are intended to facilitate the conversion to a real estate investment trust ("REIT") of Host Marriott Corporation, an Affiliate of the General Partner, and certain related transactions.

          In consideration of the mutual agreements made herein, the parties hereby agree to amend the Partnership Agreement as follows:

          1. Section 5.01.C.(i) is hereby amended by adding "leases," after "contracts," and before "documents," in said subsection.

          2. Section 5.01 is hereby amended by adding a new subsection F. to read as follows: "Notwithstanding anything in this Agreement to the contrary, the General Partner may require that the Partnership enter into a lease of any Hotel or Hotels with an Affiliate of the General Partner or any other Person, on such terms as it determines to be commercially reasonable, without any further act, approval, or vote of the Limited Partners."

          3. Section 5.02.A.(v) is hereby amended to add ", except as a result of a merger of the General Partner with an Affiliate," after "or" and before "as a General Partner" in said subsection.

          4. Section 5.02(B)(ii) is hereby amended in its entirety to read as follows: "sell, or otherwise dispose of, or consent to the sale or disposition of any Hotel or the Partnership's interest in the Santa Clara Partnership (except as permitted in Section 5.02.C. below), or any interest in any of the foregoing, provided, however, that if it is proposed that the Partnership sell any Hotels or interests therein to the General Partner or an Affiliate of the General Partner, the Consent of the Limited Partners must be obtained after the following procedures are followed: (a) the General Partner shall give 30 days notice of the proposed sale to the Limited Partners and (b) the Partnership shall obtain an appraisal of the fair market value of the Hotel(s) and other assets to the Partnership, the cost of which shall be borne by the purchaser, such appraisal(s) to be prepared by an independent, nationally recognized appraiser experienced in the valuation of hotel properties and selected by the General Partner. Notwithstanding the foregoing, the Partnership may merge with the General Partner or an Affiliate of the General Partner, provided that the Partnership obtains an opinion from an independent, nationally recognized hotel valuation and financial advisory firm that the methodologies used to determine the consideration to be received by the Limited Partners in the merger are fair and reasonable to the Limited Partners."

          5. Section 5.03.B is hereby amended to delete clause (ii) thereof in its entirety and to renumber the remaining clauses accordingly.

          6. Section 9.06 is hereby amended by adding the following sentence thereto: "In accordance with this section, the Partnership shall cause an interim closing of the books at the time of the closing of the acquisition of the Partnership by Host Marriott, L.P. through the merger of an indirect wholly owned subsidiary of Host Marriott, L.P. and HMC Merger Corporation with and into the Partnership, with the Interests in the Partnership being exchanged for and converted into units of limited partnership interest in Host Marriott, L.P."

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                       GENERAL PARTNER:

                                       Marriott MHP Two Corporation


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       LIMITED PARTNERS:

                                       Marriott MHP Two Corporation,
                                       as Attorney-in-Fact for the Limited
                                       Partners admitted to the Partnership


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

  AMENDMENT NO. 1 TO AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF
           MUTUAL BENEFIT CHICAGO MARRIOTT SUITE HOTEL PARTNERS, L.P.

          This Amendment No. 1 to Amended and Restated and Agreement of Limited Partnership dated as of ______________, 1998 is made and entered into by and among MOHS Corporation, a Delaware corporation, as general partner (the "General Partner"), and those persons who have been admitted as limited partners (the "Limited Partners") and identified in the books and records of Mutual Benefit Chicago Marriott Suite Hotel Partners, L.P., a Rhode Island limited partnership (the "Partnership").

          The Partnership was formed pursuant to a Certificate of Limited Partnership filed with the Secretary of State of the State of Rhode Island on August 31, 1988. An Amended and Restated Agreement of Limited Partnership was entered into by the parties on June 12, 1989 (the "Partnership Agreement").

          The partners of the Partnership are adopting this Amendment to the Partnership Agreement to effect certain amendments to the Partnership Agreement approved by the General Partner and the Limited Partners, which amendments are intended to facilitate the conversion of Host Marriott Corporation, an Affiliate of the General Partner, to a real estate investment trust ("REIT") and certain related transactions.

          In consideration of the mutual agreements made herein, the parties hereby agree to amend the Partnership Agreement as follows:

          1. Section 5.01.E.(i) is hereby amended by adding "leases," after "contracts," and before "documents," in said subsection.

          2. Section 5.01 is hereby amended by adding a new subsection I. to read as follows: "Notwithstanding anything in this Agreement to the contrary, the General Partner may require that the Partnership enter into a lease of the Hotel with an Affiliate of the General Partner or any other Person, on such terms as it determines to be commercially reasonable, without any further act, approval or vote of the Limited Partners."

          3. Section 5.02.A.(iv) is hereby amended to add "except as a result of a merger of the General Partner with an Affiliate," before "admit."

          4. Section 5.02(B)(ii) is hereby amended in its entirety to read as follows: "sell, or otherwise dispose of, or consent to the sale or disposition of the Hotel and all or substantially all of the other assets of the Partnership unless (a) the General Partner agrees that such transaction is advisable for the Partnership and (b) the Partnership shall obtain an appraisal of the fair market value of the Hotel and other assets of the Partnership, such appraisal to be prepared by an independent, nationally recognized appraiser experienced in the valuation of hotel properties and selected by the General Partner. Notwithstanding the foregoing, the Partnership may merge with another entity, including the General Partner or an Affiliate of the General Partner, provided that the Partnership obtains an opinion from an independent, nationally recognized hotel valuation and financial advisory firm that the methodologies used to determine the consideration to be received by the Limited Partners in the merger are fair and reasonable to the Limited Partners."

          5. Section 9.05 is hereby amended by changing "(a)" and "(b)" to "A." and "B." and by deleting "but in consultation with MOHS."

          6.  Section 9.06.A. is hereby amended by replacing "MBIP" with "MOHS."

          7. A new Section 9.07 is hereby added to the Partnership Agreement, which shall read as follows:

          "9.07. Interim Closing of the Books. There shall be an interim closing of the books of account of the Partnership (i) at any time a taxable year of the Partnership ends pursuant to the Code and (ii) at such other times as the General Partner shall determine are required by good accounting practice or may be appropriate under the circumstances. In accordance with this section, the Partnership shall cause an interim closing of the books at the time of the closing of the acquisition of the Partnership by Host Marriott, L.P. through the merger of an indirect wholly owned subsidiary of Host Marriott, L.P. and HMC Merger Corporation with and into the Partnership, with the Interests in the Partnership being exchanged for and converted into units of limited partnership interest in Host Marriott, L.P."

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                        GENERAL PARTNER:

                                        MOHS Corporation



                                        By:
                                           ----------------------------
                                           Name:
                                           Title:



                                        LIMITED PARTNERS:

                                        MOHS Corporation, as Attorney-in-
                                        Fact for the Limited Partners
                                        admitted to the Partnership



                                        By:
                                           ----------------------------
                                           Name:
                                           Title:

           AMENDMENT NO. 1 TO AMENDED AND RESTATED CERTIFICATE AND
              AGREEMENT OF LIMITED PARTNERSHIP OF POTOMAC HOTEL
                              LIMITED PARTNERSHIP


          This Amendment No. 1 to Amended and Restated Certificate and Agreement of Limited Partnership dated as of ______________, 1998 is made and entered into by and among Host Marriott Corporation, a Delaware corporation, as general partner (the "General Partner"), and those persons who have been admitted as limited partners (the "Limited Partners") and identified in the books and records of Potomac Hotel Limited Partnership, a Delaware limited partnership (the "Partnership").

          The Partnership was formed pursuant to a Certificate and Agreement of Limited Partnership filed with the Secretary of State of the State of Delaware on December 17, 1981. An Amended and Restated Certificate and Agreement of Limited Partnership was entered into by the parties on July 16, 1982 (the "Partnership Agreement").

          The partners of the Partnership are adopting this Amendment to the Partnership Agreement to effect certain amendments to the Partnership Agreement approved by the General Partner and the Limited Partners, which amendments are intended to facilitate the General Partner's conversion to a real estate investment trust ("REIT") and certain related transactions.

          In consideration of the mutual agreements made herein, the parties hereby agree to amend the Partnership Agreement as follows:

          1. Section 2.03 is hereby amended by inserting ", lease" after "own" and before "and" in clause (i) of said section.

          2. Section 5.01.C.(i) is hereby amended by adding "leases," after "contracts," and before "documents," in said subsection.

          3. Section 5.01 is hereby amended by adding a new subsection F thereto to read as follows: "Notwithstanding anything in this Agreement to the contrary, the General Partner may require that the Partnership enter into a lease of any or all of the Hotels with an Affiliate of the General Partner or any other Person on such terms as it determines to be commercially reasonable, without any further act, approval or vote of the Limited Partners."

          4. Section 5.02.A.(v) is hereby amended to add "except as a result of a merger of the General Partner with an Affiliate of Host," before "admit."

          5. Section 5.02.B. is hereby amended by adding a new subsection (vi) thereto to read as follows: "sell or otherwise dispose of (or consent to the sale or other disposition of), directly or indirectly, including by way of merger or other business combination, in one transaction or a series of related transaction any or all of the Hotels or all or substantially all of the other assets of the Partnership."

          6.  Section 9.05.B is hereby amended by adding "754" after "Section."

          7. A new Section 9.06 is hereby added to the Partnership Agreement, which shall read as follows:

          "Section 9.06. Interim Closing of the Books. There shall be an interim closing of the books of account of the Partnership (i) at any time a taxable year of the Partnership ends pursuant to the Code and (ii) at such other times as the General Partner shall determine are required by good accounting practice or may be appropriate under the circumstances. In accordance with this section, the Partnership shall cause an interim closing of the books at the time of the closing of the acquisition of the Partnership by Host Marriott, L.P. through the merger of an indirect wholly owned subsidiary of Host Marriott, L.P. and HMC Merger Corporation with and into the Partnership, with the Interests in the Partnership being exchanged for and converted into units of limited partnership interest in Host Marriott, L.P."

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                    GENERAL PARTNER:

                                    Host Marriott Corporation



                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:



                                    LIMITED PARTNERS:

                                    Host Marriott Corporation, as
                                    Attorney-in-Fact for the Limited
                                    Partners admitted to the Partnership



                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:

                                       3